Exhibit 10.1

CONTRIBUTION AND ACCEPTANCE AGREEMENT

THIS CONTRIBUTION AND ACCEPTANCE AGREEMENT (this “Agreement”) is entered into as of September 1, 2012 by and between Kellwood Company, a Delaware corporation (“Transferor”), and Vince, LLC, a Delaware limited liability company (“Transferee”).

W I T N E S S E T H

WHEREAS, Transferor owns all of the outstanding membership interests of Transferee;

WHEREAS, subject to the terms and conditions set forth in this Agreement, Transferor desires to contribute and transfer to Transferee, and Transferee desires to receive and accept from Transferor, certain assets of Transferor, and Transferor desires to assign to Transferee, and Transferee desires to assume from Transferor, certain liabilities of Transferor.

NOW THEREFORE, in consideration of the foregoing, and the mutual covenants stated herein, and other consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

1.	Contribution of Assets. As of the date hereof, Transferor hereby contributes, assigns, conveys, sells, grants and transfers to Transferee, all rights, title and interest of Transferor in and to all assets primarily related to the Vince business of Transferor (the “Business”), including, without limitation, those contributed assets set forth on Schedule 1.01 (whether or not primarily related to the Business) attached hereto (collectively, the “Contributed Assets”). Except as otherwise set forth on Schedule 1.01 attached hereto, any asset which is not primarily related to the Business shall not be included in the Contributed Assets, including without limitation those excluded assets set forth on Schedule 1.01 (whether or not primarily related to the Business) (collectively, the “Excluded Assets”). Transferor will retain and not transfer, and Transferee will not accept or receive, the Excluded Assets. Transferor, for itself, its successors and assigns, irrevocably constitutes and appoints Transferee, its successors and assigns, and each of them, the true and lawful attorney of Transferor, its successors and assigns, with full power of substitution and gives and grants unto Transferee, its successors and assigns, and each of them, full power and authority in the name of Transferor, its successors and assigns, at any time and from time to time, to demand, sue for, recover and receive any and all rights, demands, claims and causes of action of every kind and description whatsoever incident or relating to the Contributed Assets, for the purpose of fully vesting in Transferee, its successors and assigns, all and singular, all the rights, title and interest in and to the Contributed Assets.

2.	Acceptance. Transferee hereby accepts the contribution of the Contributed Assets.

3.

Assumed Liabilities. Other than as expressly set forth herein, Transferee shall expressly assume, fully pay, perform and discharge, as and when they become due, all of Transferor’s liabilities and obligations of whatever kind and nature, primary or secondary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not accrued, arising on or after execution of this Agreement, regardless of when asserted, to the extent relating to the Contributed Assets or the Business (but not to the extent relating to the Excluded Assets), including, without limitation, those assumed liabilities set forth on Schedule 3.01 (whether or not related to the Contributed Assets) (collectively, the “Assumed Liabilities”). Transferor will retain and not transfer pursuant to the terms hereof, and Transferee will not assume, any liabilities to the extent relating to the Excluded Assets, including, without limitation, those excluded liabilities set forth on Schedule 3.02 (whether or not related to the Excluded Assets).

4.	Assignment. Notwithstanding anything to the contrary in this Agreement or the schedules to this Agreement, to the extent that the assignment hereunder by Transferor to Transferee of any Contributed Asset that is a contract is not permitted or is not permitted without the consent of any other party to such contract (a “Contributed Contract”), this Agreement shall not be deemed to constitute an assignment of any such Contributed Contract if such consent is not given or if such assignment otherwise would constitute a breach of, or cause a loss of contractual benefits under, any such Contributed Contract until such time as (i) such consent is given or (ii) such Contributed Contract becomes assignable without breach of, or cause a loss of contractual benefits under such Contributed Contract. At such time as described in clause (i) and (ii) of this Section 4, such Contributed Contract shall be contributed pursuant to the terms of this Agreement without any further action by either of the parties hereto. Until such time as described in clause (i) and (ii) of this Section 4, the parties hereto shall cooperate and enter into any reasonable arrangement designed to provide Transferee with the rights and benefits (subject to the obligations) under any such Contributed Contract, including the enforcement for the benefit of Transferee of any and all rights of Transferor against any other party arising out of any breach or cancellation of any such Contributed Contract by such other party and, if requested by Transferee, acting as an agent on behalf of Transferee or as Transferee shall otherwise reasonably require.

5.	Further Assurances. Upon the request of either party hereto, the other party hereto shall, without further consideration, execute and deliver, or cause to be executed and delivered, such other instruments of contribution, conveyance, transfer, assignment, assumption and confirmation, and shall take, or cause to be taken, such further or other actions as the other party hereto may deem necessary or desirable to carry out the intent and purposes of this Agreement and to consummate and give effect to the transactions contemplated hereby.

6.	Assignment; Successors. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

7.	Amendment and Modification. This Agreement or any term hereof may be changed, waived, discharged or terminated only by an agreement in writing signed by the party against which such change, waiver, discharge or termination is sought to be enforced.

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8.	Entire Agreement. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

9.	Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which, together, shall constitute one and the same instrument. Signatures by facsimile and electronic copy shall be binding.

10.	Governing Law. All questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by the laws (but not the law respecting conflicts of law) of the State of Delaware.

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IN WITNESS WHEREOF, the parties have executed this Contribution and Acceptance Agreement as of the date first above written.

KELLWOOD COMPANY

By:	/s/ Keith A. Grypp
Name:	Keith A. Grypp
Its:	Senior Vice President, Secretary and General Counsel

VINCE, LLC

By:	/s/ Keith A. Grypp
Name:	Keith A. Grypp
Its:	Senior Vice President, Secretary and General Counsel

Signature Page to Contribution and Acceptance Agreement

Schedule 1.01 – Contributed Assets

1.	Employees

i.	ON FILE WITH VINCE, LLC

2.	Intellectual Property, Trademarks

i.	Domestic Trademarks

i.	Trademark name: VINCE; Status: Registered; Federal Registration No: 2,929,250; Registration Date: 03/01/2005

ii.	Trademark name: VINCE; Status: Registered; Federal Registration No: 3,680,680; Registration Date: 09/08/2009

iii.	Trademark name: VINCE; Status: Pending; Federal Registration No: [s/n 85/164,464]; Registration Date: [filed 10/29/2010]

iv.	Trademark name: VINCE; Status: Pending; Federal Registration No: [s/n 85/164,483]; Registration Date: [filed 10/29/2010]

v.	Trademark name: VINCE; Status: Registered; Federal Registration No: 3,861,098; Registration Date: 10/12/2010

vi.	Trademark name: VINCE; Status: Pending; Federal Registration No: [s/n 85/482,429]; Registration Date: [filed 11/29/2011]

vii.	Trademark name: VINCE; Status: Pending; Federal Registration No: [s/n 85/482,442]; Registration Date: [filed 11/29/2011]

viii.	Trademark name: VINCE. (Stylized); Status: Pending; Federal Registration No: [s/n 85/129,535]; Registration Date: [filed 9/14/2010]

ix.	Trademark name: VINCE. (Stylized); Status: Pending; Federal Registration No: [s/n 85/129,527]; Registration Date: [filed 9/14/2010]

x.	Trademark name: VINCE. (Stylized); Status: Registered; Federal Registration No: 3,954,984; Registration Date: 05/03/2011

xi.	Trademark name: VINCE. (Stylized); Status: Registered; Federal Registration No: 3,954,985; Registration Date: 05/03/2011

ii.	Foreign Trademarks

i.	Trademark name: VINCE; Country: Australia (Madrid Protocol); Status: Registered; Registration No: IR 960474; Registration Date: 04/09/2008

ii.	Trademark name: VINCE; Country: Australia ; Status: Pending; Registration No: [s/n 1471257]; Registration Date: [filed 1/25/2012]

iii.	Trademark name: VINCE; Country: Brazil; Status: Pending; Registration No: [s/n 829702067]; Registration Date: [filed 4/28/2008]

iv.	Trademark name: VINCE; Country: Brazil; Status: Pending; Registration No: [s/n 829702130]; Registration Date: [filed 4/28/2008]

v.	Trademark name: VINCE; Country: Brazil; Status: Pending; Registration No: [s/n 829702148]; Registration Date: [filed 4/28/2008]

vi.	Trademark name: VINCE; Country: Canada; Status: Registered; Registration No: 658558; Registration Date: 02/09/2006

vii.	Trademark name: VINCE; Country: China (Peoples’ Republic); Status: Registered; Registration No: 3448663; Registration Date: 03/06/2005

viii.	Trademark name: VINCE; Country: China (Peoples’ Republic); Status: Pending; Registration No: [s/n 8249979]; Registration Date: [filed 4/28/2010]

ix.	Trademark name: VINCE; Country: European Union; Status: Registered; Registration No: 2996700; Registration Date: 10/06/2004

x.	Trademark name: VINCE; Country: Hong Kong; Status: Registered; Registration No: 10246; Registration Date: 08/18/2003

xi.	Trademark name: VINCE; Country: International Registration (Madrid Protocol); Status: Registered; Registration No: IR 960474; Registration Date: 04/09/2008

xii.	Trademark name: VINCE; Country: Japan; Status: Registered; Registration No: 161/2003; Registration Date: 10/17/2003

xiii.	Trademark name: VINCE; Country: Japan; Status: Pending; Registration No: [s/n 2001-064829]; Registration Date: [filed 9/8/2011]

xiv.	Trademark name: VINCE; Country: Korea, Republic of; Status: Registered; Registration No: 45-0032755; Registration Date: 10/26/2010

xv.	Trademark name: VINCE; Country: Korea, Republic of; Status: Registered; Registration No: 40-892258; Registration Date: 11/30/2011

xvi.	Trademark name: VINCE; Country: Korea, Republic of; Status: Pending; Registration No: [s/n 40-2010-53053]; Registration Date: [filed 10/15/2010]

xvii.	Trademark name: VINCE; Country: Korea, Republic of; Status: Pending; Registration No: [s/n 40-2010-53054]; Registration Date: [filed 10/15/2010]

xviii.	Trademark name: VINCE; Country: Korea, Republic of; Status: Pending; Registration No: [s/n 40-2010-53055]; Registration Date: [filed 10/15/2010]

xix.	All rights of Transferee relating to: Trademark name: VINCE; Country: Korea, Republic of; Status: Pending; Registration No: [s/n 40-2011-21472]; Registration Date: [filed 4/20/2011]

xx.	All rights of Transferee relating to: Trademark name: VINCE; Country: Korea, Republic of; Status: Pending; Registration No: [s/n 40-2011-11189]; Registration Date: [filed 4/20/2011]

xxi.	Trademark name: VINCE; Country: Mexico; Status: Pending; Registration No: [s/n 1204218]; Registration Date: [filed 8/18/2011]

xxii.	Trademark name: VINCE; Country: Mexico; Status: Pending; Registration No: [s/n 1204219]; Registration Date: [filed 8/18/2011]

xxiii.	Trademark name: VINCE; Country: Mexico; Status: Pending; Registration No: [s/n 1209933]; Registration Date: [filed 9/8/2011]

xxiv.	Trademark name: VINCE; Country: Russia, Federation of; Status: Registered; Registration No: IR 960474; Registration Date: 04/09/2008

xxv.	Trademark name: VINCE; Country: Singapore (Madrid Protocol); Status: Registered; Registration No: IR 960474; Registration Date: 04/09/2008

xxvi.	Trademark name: VINCE; Country: Switzerland (Madrid Protocol); Status: Registered; Registration No: IR 960474; Registration Date: 04/09/2008

xxvii.	Trademark name: VINCE; Country: Taiwan; Status: Registered; Registration No: 1377063; Registration Date: 09/01/2009

xxviii.	Trademark name: VINCE; Country: Thailand; Status: Pending; Registration No: [s/n 692936]; Registration Date: [filed 4/18/2008]

xxix.	Trademark name: VINCE; Country: Thailand; Status: Registered; Registration No: 315178; Registration Date: 05/19/2010

xxx.	Trademark name: VINCE; Country: Thailand; Status: Registered; Registration No: 43665; Registration Date: 08/19/2009

xxxi.	Trademark name: VINCE; Country: Turkey (Madrid Protocol); Status: Registered; Registration No: IR 960474; Registration Date: 04/09/2008

iii.	Domain Names

i.	buyvince.com

ii.	byvince.com

iii.	DesignerVince.com

iv.	IJustMetVince.com

v.	LuxuryVince.com

vi.	MeetVince.com

vii.	shopvince.com

viii.	vince.asia

ix.	All rights of transfer relating to vince.com

x.	vince.com.mx

xi.	vince.io

xii.	Vince.XXX

xiii.	Vince-Blog.com

xiv.	VinceChildrens.com

xv.	VinceDesigner.com

xvi.	vinceEU.com

xvii.	VinceKid.com

xviii.	Vince-Kids.com

xix.	VinceKidz.com

xx.	VinceKnows.com

xxi.	VinceLuxury.com

xxii.	VinceMens.com

xxiii.	VinceSaysSo.com

xxiv.	vinceshop.com

xxv.	VinceStore.com

xxvi.	VinceStores.com

xxvii.	vinceusa.asia

xxviii.	vinceusa.biz

xxix.	vinceusa.com

xxx.	vinceusa.info

xxxi.	vinceusa.net

xxxii.	VinceWoman.com

xxxiii.	VinceWomans.com

xxxiv.	VinceWomen.com

xxxv.	VinceWomens.com

xxxvi.	wwwvince.com

xxxvii.	VinceCoture.com

xxxviii.	VinceCouture.com

xxxix.	VinceFashion.com

xl.	VinceLux.com

xli.	VinceLuxe.com

xlii.	VinceSays.com

xliii.	VinceSaysCouture.com

xliv.	VinceSaysKids.com

xlv.	VinceSaysLuxury.com

iv.	Other Intellectual Property

i.	Trademark Letter Agreement by and between Camuto Consulting, Inc., d/b/a Camuto Group and Kellwood Company dated November 8, 2010 for the marks VINCE CAMUTO and VINCE, respectively, to coexist in Korea.

ii.	Trademark Letter Agreement by and between Burberry Limited and Kellwood Company d/b/a Vince dated April 21, 2010 for VINCE not to use the Burberry plaid.

3.	Distribution Agreements

i.	Distribution Agreement by and between Itochu Corporation and Kellwood Company dated November 30, 2011

ii.	Distribution Agreement by and between Se Ce Apparel Co. Ltd. and Kellwood Company dated August 1, 2011

iii.	Distribution Agreement by and between LG Fashion Corp and Kellwood Company dated January 1, 2012

4.	License Agreements

i.	License Agreement by and between Brown Shoe Company, Inc. and Kellwood Company dated April 1, 2011

ii.	Domain Name License Agreement by and between Vince Waldron and Vince, a division of Kellwood Company dated August 29, 2008.

5.	Sales Representative Agreements

i.	Moda Operandi Inc. Sales Representative Agreement by and between Moda Operandi Inc. and Kellwood Company dated April 16. 2012.

ii.	Agency Agreement by and between Morch Fashion and Kellwood Company dated March 21, 2012

6.	Information Technology Assets

i.	Robertson Retail Store Equipment: 1-Laptop Computer(s), 1-Network Hardware, 2-Printer(s), 2-Register(s)

ii.	Melrose Retail Store Equipment: 1-Laptop Computer(s), 1-Network Hardware, 2-Printer(s), 2-Register(s)

iii.	Washington Street Retail Store Equipment: 2-Laptop Computer(s), 1-Network Hardware, 2-Printer(s), 2-Register(s)

iv.	Malibu Retail Store Equipment: 1-Laptop Computer(s), 1-Network Hardware, 2-Printer(s), 2-Register(s)

v.	Prince Retail Store Equipment: 1-Laptop Computer(s), 1-Network Hardware, 2-Printer(s), 2-Register(s)

vi.	San Francisco Retail Store Equipment: 2-Laptop Computer(s), 1-Network Hardware, 2-Printer(s), 2-Register(s)

vii.	Dallas Retail Store Equipment: 1-Laptop Computer(s), 1-Network Hardware, 2-Printer(s), 2-Register(s)

viii.	White Plains Retail Store Equipment: 1-Laptop Computer(s), 1-Network Hardware, 2-Printer(s), 2-Register(s)

ix.	Short Hills Retail Store Equipment: 1-Laptop Computer(s), 1-Network Hardware, 2-Printer(s), 2-Register(s)

x.	Atlanta Retail Store Equipment: 2-Laptop Computer(s), 1-Network Hardware, 2-Printer(s), 2-Register(s)

xi.	Palo Alto Retail Store Equipment: 1-Laptop Computer(s), 1-Network Hardware, 2-Printer(s), 2-Register(s)

xii.	Bellevue Retail Store Equipment: 1-Laptop Computer(s), 1-Network Hardware, 2-Printer(s), 2-Register(s)

xiii.	Chicago Retail Store Equipment: 1-Laptop Computer(s), 1-Network Hardware, 2-Printer(s), 2-Register(s)

xiv.	NewPort Retail Store Equipment: 1-Laptop Computer(s), 1-Network Hardware, 2-Printer(s), 2-Register(s)

xv.	Manhasset Retail Store Equipment: 1-Laptop Computer(s), 1-Network Hardware, 2-Printer(s), 2-Register(s)

xvi.	Boca Raton Retail Store Equipment: 1-Windows Desktop(s), 1-Network Hardware, 2-Printer(s), 2-Register(s)

xvii.	Boston Retail Store Equipment: 1-Windows Desktop(s), 1-Network Hardware, 2-Printer(s), 2-Register(s)

xviii.	Orlando Retail Store Equipment: 1-Windows Desktop(s), 1-Network Hardware, 2-Printer(s), 3-Register(s)

xix.	Madison Retail Store Equipment: 1-Network Hardware, 3-Phone(s), 2-Printer(s), 2-Register(s), 1-Virtual Desktop, 1-Wireless Router(s)

xx.	Cabazon Retail Store Equipment: 1-Network Hardware, 3-Phone(s), 2-Printer(s), 2-Register(s), 1-Virtual Desktop, 1-Wireless Router(s)

xxi.	Los Angeles Office/Showroom Equipment: 47-Windows Desktop(s), 2-Laptop Computer(s), 6-Network Hardware, 4-Printer(s), 1-Server(s), 1-Video Conference, 3-Wireless Router(s), 4-Mac Computer(s)

xxii.	New York Office/Showroom Equipment: 19-Windows Desktop(s), 3-Network Hardware, 4-Printer(s), 1-Server(s), 2-Wireless Router(s)

xxiii.	All rights of Transferor relating to the websites of the Business.

7.	Valued Assets: The following assets all as related to the Vince business.

i.	Asset: Petty Cash (Till in registers), Vince

ii.	Asset: Prepaid Rent, Vince

iii.	Asset: Prepaid Maintenance, Vince

iv.	Asset: Prepaid Advertising, Vince

v.	Asset: Prepaid Other-General, Vince

vi.	Asset: Prepaid Other-Real Estate Tax, Vince

vii.	Asset: Prepaid Other-Security Services, Vince

viii.	Asset: Prepaid Other-Finished Goods, Vince

ix.	Asset: Prepaid Other-Piece Goods, Vince

x.	Asset: Total Gross Trade Accts Receivable, Vince

xi.	Asset: Total AR Reserve Allowances, Vince

xii.	Asset: Reserve for Doubtful Accts-Vince

xiii.	Asset: Credit Card Receivable, Vince

xiv.	Asset: Total Inventory, Vince

xv.	Asset: Total Finished Goods, Vince

xvi.	Asset: Total Raw Materials, Vince

xvii.	Asset: Total Work in Process, Vince

xviii.	Asset: Total Leaseholds, Vince

xix.	Asset: Total Machinery & Equipment, Vince

xx.	Asset: Total Furniture & Fixtures, Vince

xxi.	Asset: Total Computer Equipment, Vince

xxii.	Asset: Total Accum Depreciation, Vince

xxiii.	Asset: Other Intangibles (e.g. Trade Name), Vince

xxiv.	Asset: Gross Goodwill-Vince

xxv.	Asset: Gross Customer Relations-Vince

xxvi.	Asset: Customer Relations Accum Amortization-Vince

xxvii.	Asset: LT Deposits, Vince

xxviii.	Asset: Other Assets-Fixtures, Vince

xxix.	Asset: Accum Amort-Fixtures, Vince

xxx.	Asset: In Transit Inventory, Vince

8.	Real Estate

i.	Lease between Vince, Inc. (successor to CRL Group, LLC, a California LLC) and Beekman Place Management, Inc. for 2nd Floor. Suite 200E and 202W, 5410 Wilshire Blvd., Los Angeles, CA 90036 dated May 25, 2002.

ii.	Store Lease between Kellwood Company, a Delaware corporation and 817-33 Washington Street LLC, a New York limited liability company for the ground floor and basement space located at 833 Washington Street, New York, New York 10014 known as 817-33 Washington Street dated July 21, 2008

iii.	Lease between Kellwood Company, a Delaware Corporation (for its Vince division) and 3835 Cross Creek LLC for 3835 Cross Creek Road, Suite 9, Malibu, California 90265 dated February 5, 2009

iv.	Lease between Vince, Inc. and Palace Investment Co., Inc. for 112 South Robertson Boulevard, Los Angeles, CA dated August 31, 2007.

v.	Retail Lease between Kellwood Company, a Delaware corporation, and Melrose Place Holdings LLC, a Delaware limited liability company, for 8471 Melrose Place, Los Angeles, CA dated October 1, 2007

vi.	Agreement of Lease dated January 1, 2002; First Modification to Lease dated March 1, 2006; Second Modification to Lease dated March 12, 2009; and Third Modification to Lease dated February 11, 2011 between Kellwood Company, a Delaware corporation, for its Vince division Executive Offices and Showroom Lease and 80 West 40th Street Associates, L.L.C., a Delaware limited liability company, for 80 West 40th Street, Borough of Manhattan New York, NY, original lease dated January 3, 2002

vii.	Retail Store Lease between Kellwood Company, a Delaware corporation, and Short Hills Associates, L.L.C., a Delaware limited liability company, for 1200 Morris Turnpike, Suite B-254, Short Hills, New Jersey dated July 8, 2009

viii.	Store Lease between Kellwood Company, a Delaware corporation, and 16 Prince Development, LLC, a New York LLC for Spaces D & E, Portion of the 1st Floor, 16 Prince Street (the Building),211 Elizabeth Street Condominium, New York, NY dated May 1, 2008

ix.	Retail Store Lease between Kellwood Company dba VINCE, a Delaware corporation, and Herbert P. McLaughlin, Jr. and Edward J. Conner for 36 Geary Street , San Francisco, CA 94108 dated May 28, 2009

x.	Retail Store Lease between Kellwood Company, a Delaware corporation, and Westchester Mall, LLC, a Delaware limited liability company, for The Westchester Suite 1310, White Plains, NY dated August 19, 2009

xi.	Retail Store Lease between Kellwood Company, a Delaware corporation, and HP Village Partners, LP for Highland Park Village Shopping Center, Suite 94, Dallas, Texas dated May 30, 2009

xii.	Copley Place Lease between Kellwood Company, a Delaware corporation, and Copley Place Associates, LLC, a Delaware limited liability, for Copley Place, Room A001B, Boston, MA dated August 19, 2009

xiii.	Lease Agreement between Kellwood Company dba VINCE, a Delaware corporation, and Orlando Outlet Owner LLC, a Delaware limited liability company, for Prime Outlets International – Orlando, 4951 International Drive, Space Number 1D.04, Orlando, Florida 32819 dated May 27, 2009

xiv.	Lease between Kellwood Company, a Delaware corporation, and The Town Center At Boca Raton Trust, a New York Trust, for The Town Center at Boca Raton, Room 1066 Boca Raton, Florida dated August 6, 2009

xv.	Lease between Kellwood Company, a Delaware corporation, and SPG Center, LLC, a Delaware limited liability company, for Stanford Shopping Center, Palo Alto, California, Room 110, dated June 16, 2010

xvi.	Lease between Kellwood Company, a Delaware corporation, and CPI-PHIPPS LIMITED LIABILITY COMPANY, a Delaware limited liability company, for Phipps Plaza, Atlanta, Georgia, Room 1030A dated October 12, 2009

xvii.	Lease between Kellwood Company (dba VINCE) and C.I. Properties, Inc. for 106 East Oak Street, Chicago, Illinois dated July 15, 2010

xviii.	Bellevue Square Lease between Kellwood Company, a Delaware corporation, and Bellevue Square, LLC, a Washington limited liability company, for Space 124, Bellevue Square Shopping Center, Bellevue, Washington dated June 1, 2010

xix.	Retail Center Agreement between Kellwood Company, a Delaware corporation, and GFM, LLC, a Delaware limited liability company, dba The Grove for Space “H-2” The Grove Retail Center dated November 21, 2011

xx.	Agreement of Lease between Kellwood Company, a Delaware corporation, and 980 Madison LLC, a Delaware limited liability company, for Portion of Ground Floor and Basement (Retail A), 980 Madison Avenue, New York, New York dated October 25, 2011

xxi.	Retail Lease between Kellwood Company, a Delaware corporation, and The Irvine Company LLC, a Delaware limited liability company, for Fashion Island, 587 Newport Center Drive, Newport Beach, California 92660 dated November 22, 2010

xxii.	Lease between Kellwood Company, a Delaware corporation, dba “Vince” and CPG Partners, L.P., a Delaware limited partnership, for Premises in the Desert Hills Premium Outlets, Town of Cabazon, Countryside of Riverside, California, Unit 231 dated November 22, 2011

xxiii.	Lease between Kellwood Company, a Delaware corporation, and Fifth Avenue of Long Island Realty Associates LLC for 2028 Northern Boulevard, Manhasset, New York dated November 15, 2010

xxiv.	Letter Agreement between Kellwood Company, a Delaware corporation (for its Vince division) and 3835 Cross Creek LLC for Suite E-10, 23410 Civic Center Way, Malibu, California

9.	Lawsuits

i.

Deveaux SA v. Kellwood Company Filed on 12/16/11 in the US District Court for the Southern District of NY, Plaintiff alleges that Kellwood infringed on its copyright with respect to a plaid that Kellwood used for a men’s VINCE shirt, sold to Saks 5th

ii.	IDEE Consulting SRL v. Kellwood Company IDEE threatened to file suit in Italy against Kellwood for alleged breach of contract on an unexecuted proposal for the concept design and creation of a handbag line for VINCE

Schedule 3.01 – Assumed Liabilities

None specifically set forth herein.

Schedule 3.02 – Excluded Liabilities

None specifically set forth herein.